                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A
                           AMENDMENT NO.1 TO FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 1999
                                                 _________________

                     My Web Inc.com
_______________________________________________________
               (Exact Name of Registrant as Specified in Charter)



     Nevada                        0-23462                 88-0207089
_______________                 ___________            ______________________
(State or Other                 (Commission            (IRS Employer
Jurisdiction of                 File No.)              Identification No.)
Incorporation)


712 Fifth Avenue, 7th Floor, New York, NY 10019
_______________________________________________
(Address of Principal Executive Offices)


Registrant's telephone number, including area code (212) 582-3400
                                                   ________________


                         Asia Media Communications, Ltd.
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
        --------------------------------------------------------

        (a)  FINANCIAL STATEMENTS OF TECNOCHANNEL TECHNOLOGIES SDN. BHD.

             (i)   Report of Arthur Anderson & Co., Public Accountants

             (ii)  Balance Sheets as of 31 December 1998 and 1997

             (iii) Statement of Operations For the Year/Nine Months Ended 31 December 1998 and 1997

             (iv) Statements of Shareholders' Equity For the Year/Nine Months Ended 31 December 1998 and 1997

             (v) Cash Flow Statements For the Year/Nine Months ended 31 December 1998 and 1997

             (v)   Notes to the Accounts-31 December 1998 and 1997

        (b)  PRO-FORMA FINANCIAL INFORMATION.

             (i) Introduction to Unaudited Pro Forma Consolidated Financial Statements

             (ii) Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998

             (iii) Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 1998

             (iv)  Pro forma Adjustments

        (c)  EXHIBITS.

        23.1 Consent of Arthur Anderson & Co.

                                   SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MY WEB INC.COM

                                       By:    /s/ Edward J. Tobin
                                              ____________________
                                                   Chairman

Date: May 10, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
TECNOCHANNEL TECHNOLOGIES SDN. BHD.


We have audited the accompanying balance sheets of TECNOCHANNEL TECHNOLOGIES SDN. BHD. (a Malaysian Incorporated Company) as of December 31, 1998 and 1997, and the related statements of operations, shareholders' equity and cash flows for the year/9 months period ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statements' presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the state of affairs of the Company as at 31 December, 1998 and 1997 and of its results and cash flows for the year/period then ended in conformity with generally accepted accounting principles in the United States of America.

                                                       /s/ Arthur Andersen & Co.

                                                           ARTHUR ANDERSON & CO.
                                                              Public Accountants
                                                              Dated: 6 May, 1999

                       TECNOCHANNEL TECHNOLOGIES SDN. BHD.
                           (Incorporated in Malaysia)

                 BALANCE SHEETS AS OF 31 DECEMBER, 1998 AND 1997


                                          Note       31.12.97      31.12.98       31.12.98
                                          ----       --------      --------       --------
                                                           RM            RM           USD*

 CURRENT ASSETS

     Cash and bank balances                           21,494          1,027             270
     Accounts receivable                             380,000      4,181,869       1,100,492
     Other debtors, deposits and
         prepayments                                  23,469         23,469           6,176
                                                 -------------   -----------    -----------
                                                     424,963      4,206,365       1,106,938

 FIXED ASSETS                              3         174,439        204,976          53,941

                                                 -------------   -----------    -----------
 TOTAL ASSETS                                        599,402      4,411,341       1,160,879
                                                 =============   ===========    ===========

 CURRENT LIABILITIES

     Trade accounts payable                          710,848      1,551,564         408,306
     Other accounts payable                           96,005      1,350,091         355,287
     Amount due to directors               4         651,410        141,628          37,271
                                                 -------------   -----------    -----------
                                                   1,458,263      3,043,283         800,864
                                                 -------------   -----------    -----------

 SHAREHOLDERS' EQUITY

    Share capital                                    100,000        900,000         236,842
    (Accumulated losses)/retained
         profits                                    (958,861)       468,058         123,173
                                                 -------------   -----------    -----------
                                                    (858,861)     1,368,058         360,015
                                                 -------------   -----------    -----------

                                                     599,402      4,411,341       1,160,879
                                                 =============   ===========    ===========


* Refer Note 2(e)

      The accompanying notes are an integral part of these balance sheets.

                       TECNOCHANNEL TECHNOLOGIES SDN. BHD.
                           (Incorporated in Malaysia)

                            STATEMENTS OF OPERATIONS
          FOR THE YEAR/9 MONTHS PERIOD ENDED 31 DECEMBER, 1998 AND 1997


                                                     9 months           Year          Year
                                                        ended          ended         ended
                                          Note       31.12.97       31.12.98      31.12.98
                                          ----       --------       --------      --------
                                                           RM            RM            USD*

 Revenue                                   5         389,000      4,981,202       1,310,843
 Selling, general and administrative
    expenses                                      (1,347,861)    (3,554,283)       (935,337)
                                                 -------------   ------------    -----------
 (Loss)/profit before taxation                      (958,861)     1,426,919         375,506
 Taxation                                  6               -              -               -
                                                 -------------   ------------    -----------
 (Loss)/profit after taxation                       (958,861)     1,426,919         375,506
 Accumulated losses brought forward
                                                           -       (958,861)       (252,333)
                                                 -------------   ------------    -----------
  (Accumulated losses)/retained
    profits carried forward                         (958,861)       468,058         123,173
                                                 =============   ============    ===========



* Refer Note 2(e)

        The accompanying notes are an integral part of these statements.

                       TECNOCHANNEL TECHNOLOGIES SDN. BHD.
                           (Incorporated in Malaysia)

                       STATEMENTS OF SHAREHOLDERS' EQUITY
          FOR THE YEAR/9 MONTHS PERIOD ENDED 31 DECEMBER, 1998 AND 1997


                                                       Ordinary Shares
                                           -----------------------------------------
                                              Shares          Amount          Amount
                                              ------          ------          ------
                                                                 RM            USD*

    Issuance of ordinary shares upon
        incorporation                              2              2               1
    Issuance of ordinary shares to
        Ambang Dinamik Sdn. Bhd.              99,998         99,998          26,315
    Net loss                                       -              -               -
                                           -----------    ----------    ------------
BALANCE, 31 December, 1997                   100,000        100,000          26,316

    Issuance of ordinary shares to
         Ambang Dinamik Sdn. Bhd.            260,000        260,000          68,421
    Issuance of ordinary shares to Star
        Channel Systems Sdn. Bhd.            540,000        540,000         142,105
    Net profit                                     -              -               -
                                           -----------    ----------    ------------
BALANCE, 31 December, 1998                   900,000        900,000         236,842
                                           ===========    ==========    ============




                                                   (Accumulated
                                                 Losses)/Retained
                                                      Profits                Shareholders' Equity
                                              -------------------------    ---------------------------
                                                      RM         USD*              RM            USD*

    Issuance of ordinary shares upon
        incorporation                                  -            -               2               1
    Issuance of ordinary shares to
        Ambang Dinamik Sdn. Bhd.                       -            -          99,998          26,315
    Net loss                                    (958,861)    (252,333)       (958,861)       (252,333)
                                              -----------   -----------    -----------    ------------
BALANCE, 31 December, 1997                      (958,861)    (252,333)       (858,861)       (226,017)

    Issuance of ordinary shares to
         Ambang Dinamik Sdn. Bhd.                      -            -         260,000          68,421
    Issuance of ordinary shares to Star
        Channel Systems Sdn. Bhd.                      -            -         540,000         142,105
    Net profit                                 1,426,919      375,506       1,426,919         375,506
                                              -----------   -----------    -----------    ------------
BALANCE, 31 December, 1998                       468,058      123,173       1,368,058         360,015
                                              ===========   ===========    ===========    ============


* Refer Note 2(e)

        The accompanying notes are an integral part of these statements.

                       TECNOCHANNEL TECHNOLOGIES SDN. BHD.
                           (Incorporated in Malaysia)

                              CASH FLOW STATEMENTS
          FOR THE YEAR/9 MONTHS PERIOD ENDED 31 DECEMBER, 1998 AND 1997

                                                   9 months            Year            Year
                                                      ended           ended           ended
                                                   31.12.97        31.12.98        31.12.98
                                                   --------        --------        --------
                                                         RM               RM           USD*

CASH FLOW FROM OPERATING ACTIVITIES

    (Loss)/profit before taxation                  (958,861)       1,426,919        375,506
    Adjustments for:
       Depreciation                                  32,973           45,351         11,934
       Unrealised loss on foreign exchange                -           49,311         12,977
                                                 ------------     -----------    ------------
    Operating/(loss) profit before working
        capital changes                            (925,888)       1,521,581        400,417
    Increase in accounts receivable                (403,469)      (3,851,180)    (1,013,468)
    Increase in accounts payable                    806,853        2,094,802        551,264
                                                 ------------     -----------    ------------
    Net cash used in operating activities          (522,504)        (234,797)       (61,787)
                                                 ------------     -----------    ------------

CASH FLOW FROM INVESTING ACTIVITY

    Purchase of fixed assets                       (207,412)         (75,888)       (19,971)
                                                 ------------     -----------    ------------

CASH FLOW FROM FINANCING ACTIVITIES

    Proceeds from issuance of shares                100,000          800,000        210,526
    Proceeds from directors' loan                   651,410                -              -
    Repayment of amount due to directors                  -         (509,782)      (134,153)
                                                 ------------     -----------    ------------
    Net cash generated from financing
       activities                                   751,410          290,218         76,373
                                                 ------------     -----------    ------------

NET INCREASE/(DECREASE) IN CASH                      21,494          (20,467)        (5,385)
CASH AT BEGINNING OF THE YEAR                             -           21,494          5,655
                                                 ------------     -----------    ------------
CASH AT END OF THE YEAR                              21,494            1,027            270
                                                 ============     ===========    ============


* Refer Note 2(e)

        The accompanying notes are an integral part of these statements.

                       TECNOCHANNEL TECHNOLOGIES SDN. BHD.
                           (Incorporated in Malaysia)

               NOTES TO THE ACCOUNTS - 31 DECEMBER, 1998 AND 1997

1.      PRINCIPAL ACTIVITY

        The Company is principally engaged in the development, production and marketing of internet related products and services. There has been no significant change in the principal activity during the financial year.

2.      SIGNIFICANT ACCOUNTING POLICIES

        (a)    Basis of Accounting

               The financial statements are prepared under the historical cost convention and comply with generally accepted accounting principles in the United States of America.

        (b)    Fixed Assets and Depreciation

               Fixed assets are stated at cost less accumulated depreciation.

               Depreciation is provided on a straight line basis calculated to write off the cost of each asset over its estimated useful life. The principal annual rates of depreciation are:

              Communication equipment                               12%
              Office equipment                                      20%
              Furniture and  fittings                               10%
              Motor vehicles                                        16%



        (c)    Deferred Taxation

               Deferred taxation is provided under the liability method for all material temporary differences. Where it is more likely than not that some portion of a deferred tax amount will not be realised, a valuation allowance is provided.

        (d)    Currency Conversion and Translation

               Transactions in foreign currencies during the year are converted into Ringgit Malaysia at rates of exchange approximating those ruling at the transactions dates. Foreign currency monetary assets and liabilities at the balance sheet date are translated into Ringgit Malaysia at rates of exchange approximating those ruling at that date. All exchange gains or losses are dealt with in the statement of operations.

        (e)    Convenience Translation

               The financial statements are stated in Ringgit Malaysia ("RM"). The translations of RM into U.S. Dollars ("USD") are included solely for the convenience of the reader, using the rate of RM3.80 to USD1.00. The convenience translations should not be construed as representations that the RM amounts have been, could have been, or could in the future be, converted into USD at this or any other rate of exchange.

        (f)    Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      FIXED ASSETS

                                       Communication       Office     Furniture        Motor
       31.12.97              Total       equipment       equipment    and fittings    vehicle
       --------              -----       ---------       ---------    ------------    -------

       Cost (RM)

       Additions and as
           31 December,
           1997
                              207,412           12,512       119,816       75,084          -
                           ---------- ----------------- -------------   ----------- -----------

       Accumulated
           Depreciation
           (RM)

       Additions and at
           31 December,
           1997
                               32,973            1,501        23,963        7,509          -
                           ---------- ----------------- ------------- ----------- -----------


       Net Book Value
           (RM)               174,439           11,011        95,853       67,575          -
                           ========== ================= ============= =========== ===========


                                       Communication       Office     Furniture        Motor
       31.12.98              Total       equipment       equipment    and fittings    vehicle
       --------              -----       ---------       ---------    ------------    -------


       Cost (RM)

       At 1 January, 1998     207,412           12,512       119,816       75,084          -
       Additions               75,888                -         5,888            -     70,000
                           ---------- ----------------- ------------- ----------- -----------
       At 31 December,
           1998               283,300           12,512       125,704       75,084     70,000
                           ---------- ----------------- ------------- ----------- -----------

       Accumulated
           Depreciation
           (RM)

       At 1 January, 1998      32,973            1,501        23,963        7,509          -
       Additions               45,351            1,501        25,141        7,509     11,200
                           ---------- ----------------- ------------- ----------- -----------
       At 31 December,
           1998                78,324            3,002        49,104       15,018     11,200
                           ---------- ----------------- ------------- ----------- -----------


       Net Book Value
           (RM)               204,976            9,510        76,600       60,066     58,800
                           ========== ================= ============= =========== ===========

       Net Book Value
           (USD)               53,941            2,503        20,158       15,806     15,474
                           ========== ================= ============= =========== ===========



4.      AMOUNT DUE TO DIRECTORS

        The amount due to directors are unsecured, interest free and have no fixed term of repayment.

5.      REVENUE RECOGNITION

        Revenue represents the invoiced value of licensing and advertising services rendered and subscribers' fees.

6.      TAXATION

        There is no tax charge for the year as the Company was granted Multimedia Super Corridor ("MSC") status on 19 August, 1997 under the Promotion of Investments Act, 1986 which entitled the Company to claim for pioneer status on its business income.

7.      SIGNIFICANT RELATED PARTY TRANSACTIONS


                                                       31.12.97      31.12.98       31.12.98
                                                       --------      --------       --------
                                                             RM            RM            USD
       Purchase of motor vehicle from a company in
           which a director has an interest                   -       70,000         18,421
                                                     ===========   ===========    ===========


8.      RELIANCE ON ONE SINGLE CUSTOMER

        During the financial year ended 31 December, 1998, the Company relied on one single major customer which represented approximately 77% of total revenue.

        During the financial period ended 31 December, 1997, the year of incorporation, the Company had two customers.

9.      SUBSEQUENT EVENT

        On 24 February, 1999, the Company became a wholly owned subsidiary company of Asia Media Communications, Ltd., a company incorporated in the United States of America.

10.     COMPARATIVE FIGURES

        The comparative figures are for the period from 5 April, 1997 (date of incorporation) to 31 December, 1997.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

        The Company's 1998 unaudited pro forma consolidated financial statements give effect to the acquisition of Tecnochannel Technologies Sdn. Bhd.,(a Malaysian corporation), which was acquired in February 1999. The aforementioned pro forma statements also give effect to a reverse one for a hundred stock split in February 1999, the exercise of a warrant to purchase 900,000 shares (post split) and the issuance of 440,000 shares (post split) in connection with certain financial services rendered to the Company. The pro forma information is not necessarily indicative of the results that would have been reported had such events occurred during the year specified, nor is it indicative of the Company's future results.

        In April, 1999, the Company changed its name to My Web Inc.com and the accompanying pro forma information is reflective of that entity.

                  ASIA MEDIA COMMUNICATIONS, LTD. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                   (UNAUDITED)


                                      Asia Media    Tecnochannel
                                   Communications,  Technologies               Pro Forma       Consolidated
                                         Ltd          Sdn. Bhd.               Adjustments       Pro Forma
                                     (Historical)   (Historical)
Assets

Current assets:

     Cash                              $   10,848   $      270    [5]  5,000                   $   20,118
     Accounts receivable                             1,100,492    [6]  4,000                    1,100,492
     Prepayments and other
          current assets                                 6,176                                      6,176
                                       ----------   ----------    ----------       ----------   ----------

          Total current assets             10,848    1,106,938         5,000                    1,126,786

Property and equipment, net                  --         53,941                                     53,941

Investment in subsidiary                     --           --      [2] 85,000       [3] 85,000        --
                                       ----------   ----------    ----------       ----------   ----------

                                       $   10,848   $1,160,879       90,000            90,000   $1,180,727
                                       ==========   ==========    ==========       ==========   ==========




Current Liabilities:

     Accounts payable, trade           $   10,848   $  408,306                                  $  419,154
     Other accounts payable                            355,287                                     355,287
     Due to directors                                   37,271                                      37,271
                                       ----------   ----------    ----------       ----------   ----------

          Total current liabilities        10,848      800,864                                     811,712

Shareholders' Equity:

     Common Stock                          55,356      236,842   [3]236,842        [5]  5,000       94,954
                                                                 [1] 54,802        [4]  4,400
                                                                                   [2] 85,000

     Additional paid-in capital           798,825         --                       [3] 31,382      885,009
                                                                                   [1] 54,802

     Retained earnings, (deficit)         (120,460)    123,173   [4]  4,400        [3]120,460      118,773
                                       ----------   ----------    ----------       ----------   ----------
                                          733,721      360,015      296,044           301,044    1,102,736

     Less: Treasury stock - cost          733,721         --                                       733,721
                                       ----------   ----------    ----------       ----------   ----------

          Total  shareholders' equity     733,721      360,015      296,044           301,044      365,015
                                       ----------   ----------    ----------       ----------   ----------

                                       $   10,848   $1,160,879       291,644          301,044   $1,180,727
                                       ==========   ==========   ===========       ==========   ==========

                  ASIA MEDIA COMMUNICATIONS, LTD. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)


                                          Asia Media         Tecnochannel
                                        Communications,      Technologies                  Pro Forma            Consolidated
                                             Ltd                Sdn. Bhd.                 Adjustments            Pro Forma
                                         (Historical)        (Historical)
Revenues                                 $    -              $ 1,310,843                                        $ 1,310,843

Cost of sales                                 -                  108,883                                            108,883
                                         ------------         -----------  --------------- --------------------  ----------

Gross Profit                                  -                1,201,960                                          1,201,760


Selling, general and administrative           35,552              826,454   [4]     4,400                           866,406
                                         ------------         -----------  --------------- --------------------  ----------

Income (loss) before income taxes         (   35,552)             375,506           4,400                           335,554

Income taxes                                  -                     -                                                  -
                                         ------------         -----------  --------------- --------------------  ----------

Net income (loss)                        $(   35,552)         $   375,506           4,400            -           $  335,554
                                         ============         ===========  =============== ====================  ==========




Earnings per share, based on
 9,896,356 shares outstanding
 during the entire year                                                                                          $      .03
                                                                                                                 ==========


Pro Forma Adjustments

     [1] Effects the Company's one for one hundred reverse stock split on February 23, 1999.

     [2] Effects the Company's acquisition of all the shares of Tecnochannel Technologies, Sdn. Bhd., (a Malaysian corporation), in exchange for 8,500,000 shares, (post split), of the Company's common stock at an assumed market value which approximated the par value of $.01 per share.

     [3] Effects the elimination of the investment in subsidiary and the reverse acquisition treatment in consolidation.

     [4] Effects the issuance of 440,000 shares, (post split), of the Company's common stock valued at $.01 in connection with financial services rendered.

     [5] Effects the exercise of a warrant to purchase 500,000 shares, (post split), of the Company's common stock at $.01 per share in February, 1999.

     [6] Effects the exercise of a warrant to purchase 400,000 Shares (post split) of the Company's common stock at $.01 per share in April, 1999.